UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             __________________


                                 FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of report (Date of earliest event reported)       September 29, 2006
                                                    --------------------------

                            First Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Missouri                      0-22842                     43-1654695
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(State or Other Jurisdiction     (Commission               (I.R.S. Employer
     of Incorporation)           File Number)            Identification No.)


    142 East First Street, Mountain Grove, Missouri              65711
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code          (417) 926-5151
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On October 5, 2006, First Bancshares, Inc. ("Company") issued a press release announcing the appointment of Daniel P. Katzfey as Executive Vice President and Chief Lending Officer of the Company's financial institution subsidiary, First Home Savings Bank, effective September 29, 2006.

Additional information regarding the appointment of Mr. Katzfey is contained in the Company's press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

             99.1 News Release of First Bancshares, Inc. dated October 5,
                  2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 4, 2006                 FIRST BANCSHARES, INC.



                                      /s/James W. Duncan
                                      -------------------------------------
                                      James W. Duncan
                                      President and Chief Executive Officer

                                 Exhibit 99.1

                       News Release Dated October 5, 2006

                           **FOR IMMEDIATE RELEASE**

                             FIRST BANCSHARES, INC.
              ANNOUNCES APPOINTMENT OF NEW EXECUTIVE VICE PRESIDENT
                            AND CHIEF LENDING OFFICER

Mountain Grove, Missouri (October 5, 2006)   First Bancshares, Inc. (Nasdaq:
FBSI) (the "Company"), the parent company of First Home Savings Bank, Mountain Grove, Missouri ("Bank"), today announced that Daniel P. Katzfey has been named Executive Vice President and Chief Lending Officer of the Bank.

Mr. Katzfey joins the Bank from Village Bank located in Springfield, Missouri, where he had served as Executive Vice President and Commercial Lender since February 2004. As Executive Vice President and Commercial Lender, he was responsible for loan review, loan administration, the credit department, loan processing and loan oversight. From May 1, 2001 to February 1, 2004 he was the Senior Loan Officer, Loan Review Officer, Compliance Officer, Internal Auditor, Security Officer and Willard Branch Manager at Sun Security Bank (formerly Citizens Home Bank) located in Greenfield, Missouri. Mr. Katzfey is a graduate of Missouri State University and has a Bachelor of Science Degree in Finance.

In announcing Mr. Katzfey's appointment, Mr. James W. Duncan, President and Chief Executive Officer, stated "We are pleased to welcome Dan to the Bank and feel very fortunate to have an executive with Dan's experience joining our organization. He has 23 years of banking experience in all aspects of banking and financial services and will be a wonderful addition as we build our management team."

First Home Savings Bank is an FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and ten full service branch facilities in Springfield, Marshfield, Ava, Gainesville, Sparta, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.

At June 30, 2006, First Bancshares, Inc. had consolidated total assets of $228.4 million and stockholders' equity of $26.3 million.

Forward-looking statements:
Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the safe harbors of the PSLRA. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by First Bancshares, Inc.'s cautionary statements contained in its filings with the Securities and Exchange Commission, including, but not limited to Annual Reports on Form 10-KSB, Quarterly Reports
on Form 10-QSB and Current Reports on Form 8-K.   Accordingly, these factors
should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements.


For additional information contact James W. Duncan at (417) 926-5151.


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